Annual Stockholder Meeting May 22, 2012 Exhibit 99.1

The guidance contained herein is based upon a number of assumptions and estimates that, while considered reasonable by us when taken as a whole, is inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control . In addition, the guidance is based upon specific assumptions with respect to future business conditions, some or all of which will change . The guidance, like any forecast, is necessarily speculative in nature and it can be expected that the assumptions upon which the guidance is based will not prove to be valid or will vary from actual results . Actual results will vary from the guidance and the variations may be material . Consequently, the guidance should not be regarded as a representation by us or any other person that the subscribers, revenue , and/or adjusted EBITDA will actually be achieved . You are cautioned not to place undue reliance on this information . This communication contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services ; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning . Such forward - looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control . Actual results may differ materially from the results anticipated in these forward - looking statements . Disclaimer on Forward - Looking Statements

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward - looking statements : • we face substantial competition and that competition is likely to increase over time ; • our business depends in large part upon automakers ; • general economic conditions can affect our business ; • failure of our satellites would significantly damage our business ; • our ability to attract and retain subscribers at a profitable level in the future is uncertain ; • royalties for music rights may increase ; • failure to comply with FCC requirements could damage our business ; • the unfavorable outcome of pending or future litigation could have a material adverse effect ; • rapid technological and industry changes could adversely impact our services ; • failure of third parties to perform could adversely affect our business ; • changes in consumer protection laws and their enforcement could damage our business ; • interruption or failure of our information technology and communication systems could negatively impact our results and brand ; • if we fail to protect the security of personal information about our customers, we could be subject to costly government enforcement actions or private litigation and our reputation could suffer ; • we may from time to time modify our business plan, and these changes could adversely affect us and our financial condition ; • our substantial indebtedness could adversely affect our operations and could limit our ability to react or changes in the economy or our industry ; • our broadcast studios, terrestrial repeater networks, satellite uplink facilities or other ground facilities could be damaged by natural catastrophes or terrorist activities ; • electromagnetic interference from others could damage our business ; • our business may be impaired by third - party intellectual property rights ; • Liberty Media Corporation has significant influence over our business and affairs and its interest may differ from ours ; and • our net operating loss carryforwards could be substantially limited if we experience an ownership change as defined in the Internal Revenue Code . Additional factors that could cause our results to differ materially from those described in the forward - looking statements can be found in our reports filed with or furnished to the SEC and available at the SEC’s Internet site (http : //www . sec . gov) . The information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication . Disclaimer on Forward - Looking Statements

Management Priorities • Continue to innovate • Grow subscribers • Grow revenue • Grow free cash flow

Source: Company filings and estimates Ending Subscribers 2008 - 2012E (mm ) Household Penetration: 13% in 2012E Continuing Growth Delivers Record Number of Subscribers 2008 2009 2010 2011 2012 19.0 18.8 20.2 21.9 23.4 E

Among Largest U.S. Subscription Media Businesses 3.6 4.2 12.5 14.1 20.0 22.3 22.3 23.4 Source: Public filings. DTV and Netflix streaming subscriptions represent domestic figures only. 1Q12 Total Basic Paid Subscribers (mm )

Recent Developments

NEW Programming

Listening is Just the Beginning Bruce Springsteen Paul McCartney Tim McGraw Foster the People Nirvana Coldplay Tom Petty Ringo Starr Coach K Cardinal Dolan “One Night Only” at Studio 54 Opie & Anthony in Cleveland Beach Boys Greg Allman Usher Concerts | Town Halls | Special Events

• Future commitments with OEMs for chip installation in 2012 and beyond • New online channels enhance blended satellite and online experience • New features provide more control and convenience • Coming Soon: On Demand and Personalized Radio Launch of 2.0

NEW Features • Start Now: Go back up to 5 hours • Tune Start: Start from the beginning • Pause: Pause, rewind and skip • Show Alerts: Be alerted when favorite shows air

Lynx Radio • Blended satellite and internet in one radio • More Control • Pause, Rewind and Skip • Start shows and songs from the beginning • Find, set alerts for your favorite SiriusXM shows • Record up to 200 hours of your favorite shows or channels

NEW Mobile Apps • New apps for Apple and Android add more control, convenience and content • Start shows and songs from the beginning • Pause, Rewind and Skip • Find and set alerts for favorite shows • New Android App adds support for tablets

NEW Media Player • Redesigned User Interface • More Control • Start Now • TuneStart • Pause, Rewind and Skip • Show alerts • More Content

Coming soon: On Demand • Access thousands of hours On Demand • Access recently aired and exclusive shows at any time • Will include a broad mix of SiriusXM content • Featured and special on demand content • Growing access to selections from SiriusXM’s archives

Key Metrics ($ in millions) 1Q11 1Q12 % change Churn rate 2.0% 1.9% - 10 bp Subscribers 20.6 mm 22.3 mm +8% Revenue $724 $805 +11% Adj. EBITDA $181 $208 +15% Net Income $78 $108 +38% FCF ($17) $15 –

Pre - Owned Vehicle Market • Certified Pre - Owned Program (CPO) : Launched with nearly all major automakers • Additional Used Car Efforts : 5,000 franchised dealers supporting our non - CPO used car initiative • OEM revenue sharing creates strong arrangements • Expecting approximately 1 million gross activations in 2012 from used cars

1Q12 Revenue Selected Companies $ 74 m $ 672 m $ 805 m Pandora SiriusXM Clear Channel Radio Source: Pandora based on Wall St. research estimates and company guidance

SiriusXM Market

Radio Revenue 2001 2011 Terrestrial Radio: CCU, CBS, Citadel, ETM, CMLS, etc. $18 b (100%) $15.1 b (78%) IP Radio: Last.fm, Slacker, Pandora, Rhapsody, MOG, etc. nil ~$1.2 b (6%) Satellite Radio: SiriusXM nil $3.0 b (16%) TOTAL $18.0 b ~$19.3 b Source: Analyst estimates and industry reports

2012E Revenue Projections Selected Companies $417 m $ 3.0 b $ 3.3 b Pandora SiriusXM Clear Channel Radio Source: Based on Wall St. research estimates and company guidance; Pandora fiscal year ending 1/2013

Clear Channel $12.55/ Listener Based on 2011 Revenue SiriusXM $137.69/ Subscriber Pandora $5.84/ Active User Source: Based on company filings. Pandora fiscal year ending 1/2012 SiriusXM’s Superior Revenue Model

The Digital Music Ecosystem: Complicated and Crowded

Paying Subscribers Digital Music Services ~3 m ~1 m ~1 m NOTE: Pandora and Spotify numbers based on Wall St. research estimates Pandora SiriusXM Rhapsody Spotify 22.3 m

Competitive Advantages • Satellite delivery system with seamless continental U.S. coverage • Over 135 channels of curated content • Long term OEM agreements • Approximately $7.8 billion of gross NOL’s • Subscription model • Focused, pure - play satellite radio company

SiriusXM Businesses

SiriusXM’s Superior Content is a Significant Competitive Advantage Commercial - Free Music Live Coverage of Every Major Sport The Best in News, Talk and Entertainment

Penetration Gains at Automakers OEM penetration as a percentage of U.S. auto sales 46% 56% 63% 67% 2008 2009 Source : Total US light vehicle sales per Global Insight and company estimates of SiriusXM enabled sales; Represents factory and port installs only . 2010 2011

0 10 20 30 40 50 60 70 80 90 100 Factory - Enabled Vehicles in Operation to Increase Dramatically (millions) Source: Company estimates based on external industry estimates of 2012 - 17 automotive sales

Focus on Subscriber Retention Yields Results 4 - 5% 1.4% 1.9% 1.4% Netflix DTV SiriusXM Dish Source : Public filings and industry estimate 1Q12 Comparative Monthly Churn Rates 4 - 5% HBO/ Showtime/ Starz

2008 2009 2010 2011 2012E $2.4 $2.5 $2.8 $3.0 $3.3 2008 figure is adjusted for the merger of Sirius and XM Multi - Year Revenue Growth (billions)

Significant Adj. EBITDA Growth (millions) ($136) $463 $626 $731 $ 875 2008 figure is adjusted for the merger of Sirius and XM . 2008 2009 2010 2012E 2011

Strong FCF Growth (millions) $(552) $185 $210 $416 ~ $700 2008 figure is adjusted for the merger of Sirius and XM 2008 2009 2010 2012E 2011

Growth Statistics and Improvements Since Merger ($ in millions) 1Q09 1Q10 1Q11 1Q12 Subscribers 18.6 mm 18.9 mm 20.6 mm 22.3 mm Revenue $587 $664 $724 $805 Adj. EBITDA $109 $158 $181 $208 FCF ($4) ($127) ($17) $15

2012 Outlook 2012 guidance: • Revenue of approx. $3.3 billion • Adj. EBITDA of approx. $875 million • FCF of approx. $700 million • 1.5 million net subscriber additions

Reduced Leverage Ratios Gross Debt to TTM Adj. EBITDA 1Q09 1Q10 1Q11 1Q12 7.1x 4.8x 3.9x 72.5x

Investment Thesis: Significantly Improved Borrowing Costs Note: Secured transactions in June and August 2009 also included OID. February 2009 transaction also included fees and equity issuance. February 2009 15% secured (REPAID) June 2009 11.25% secured (REPAID) August 2009 9.75% secured March 2010 8.75% unsecured October 2010 7.625% unsecured Trading @ 5.69% Yield

Investment Thesis: Operational Leverage Drives EBITDA Contribution margin of approximately 70% Adjusted EBITDA Margins 2008 2009 2010 2011 At Maturity (6%) 18% 22% 24% 40%+ • EBITDA margin improves dramatically as we scale subscribers and revenue

Investment Thesis: Completion of Satellite Build Translates to More FCF 2005 • 2006 • 2007 • 2008 • 2009 • 2010 • 2011 • 2012 • 2013 • 2014 • 2015 • 2016 • 2017 XM 3 XM 4 SIRIUS 5 XM 5 SIRIUS 6 LAUNCH DATE

2012E 2013E 2014E 2015E 2016E 14.3 15.0 15.6 16.1 16.6 Source: Based on external industry estimates of 2012 - 16 automotive sales Auto Sales Forecast (millions)

Lower Annual Leverage Ratios 2009 2010 2011 2012E 6.7x 5.1x 4.1x 3.1x Gross Debt to Adj. EBITDA Approaching our 3.0x target leverage ratio

Investment Thesis: Free Cash Flow + Subscriber Growth + Revenue Growth + Lower Interest Expense + Lower Capital Expenditures + Cash Savings from NOL Use = Free Cash Flow Growth

Excess Cash Presents Opportunities ($ in millions) 2010 2011 2012E Beginning Cash $383 $587 $774 Free Cash Flow $210 $416 $700 Net Debt Repayments nil ($240) ($382) Ending Cash $587 $774 $1,092 Note: Figures are simplified and approximate. Forward estimates exclude other financing activities, such as the proceeds from st ock option exercises. Net debt repayments include premiums and assumes that the remaining 9.75% notes are called on September 1, 201 2.

Acquisitions and Returns of Capital • Free Cash Flow creates opportunities to enhance the business or return capital to stockholders • Acquisitions • Dividends • Stock buybacks

Reconciliation for **SiriusXM**

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	FY2005	FY2006	FY2007	FY2008	FY2009	FY2010	FY 2011
As Reported Total Revenue	723,839	744,397	762,550	783,738	804,722	242,245	637,235	922,066	1,663,992	2,472,638	2,816,992	3,014,524
Predecessor Financial Information	-	-	-	-	-	558,266	933,417	1,136,542	731,194	-	-	-
Purchase Price Accounting Adjustments	3,722	2,938	2,292	1,958	1,880	-	-	-	41,554	54,065	21,906	10,910
Adjusted Total Revenue	727,561	747,335	764,842	785,696	806,602	800,511	1,570,652	2,058,608	2,436,740	2,526,703	2,838,898	3,025,434
As Reported Total Operating Expenses	559,667	571,415	578,062	629,263	605,484	1,071,385	1,704,959	1,435,156	6,700,741	2,244,312	2,351,578	2,338,407
Predecessor Financial Information	-	-	-	-	-	1,113,801	1,336,515	1,647,979	961,663	-	-	-
Purchase Price Accounting Adjustments	67,972	68,623	68,878	71,785	74,024	-	-	-	(4,661,812)	240,891	261,832	277,258
Adjusted Total Operating Expenses	627,639	640,038	646,940	701,048	679,508	2,185,186	3,041,474	3,083,135	3,000,592	2,485,203	2,613,410	2,615,665
As Reported Income (Loss) from Operations	164,172	172,982	184,488	154,475	199,238	(829,140)	(1,067,724)	(513,090)	(5,036,749)	228,326	465,414	676,117
Predecessor Financial Information	-	-	-	-	-	(555,535)	(403,098)	(511,437)	(230,469)	-	-	-
Purchase Price Accounting Adjustments	(64,250)	(65,685)	(66,586)	(69,827)	(72,144)	-	-	-	4,703,366	(186,826)	(239,926)	(266,348)
Adjusted Income (Loss) from Operations	99,922	107,297	117,902	84,648	127,094	(1,384,675)	(1,470,822)	(1,024,527)	(563,852)	41,500	225,488	409,769
As Reported Depreciation and Amortization	68,400	67,062	65,403	67,015	66,117	98,555	105,749	106,780	203,752	309,450	273,691	267,880
Predecessor Financial Information	-	-	-	-	-	145,870	168,880	187,196	88,749	-	-	-
Adjusted Depreciation and Amortization	68,400	67,062	65,403	67,015	66,117	244,425	274,629	293,976	292,501	309,450	273,691	267,880
As Reported Share-based Payment Expense	12,856	10,735	13,983	15,614	14,951	163,078	437,918	78,900	87,405	73,981	60,437	53,188
Predecessor Financial Information	-	-	-	-	-	5,966	68,046	86,199	34,485	-	-	-
Purchase Price Accounting Adjustments	181	-	-	-	-	-	-	-	2,729	4,801	2,872	181
Adjusted Share-based Payment Expense	13,037	10,735	13,983	15,614	14,951	169,044	505,964	165,099	124,619	78,782	63,309	53,369

Reconciliation for SiriusXM Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 FY2005 FY2006 FY2007 FY2008 FY2009 FY2010 FY 2011 As Reported Restructuring, Impairments and Related Costs - - - - - - 10,917 - 10,434 32,807 63,800 - Predecessor Financial Information - - - - - - - - - - - - Purchase Price Accounting Adjustments - - - - - - - - - - - - Adjusted Restructuring, Impairments and Related Costs - - - - - - 10,917 - 10,434 32,807 63,800 - As Reported Impairment Goodwill - - - - - - - - 4,766,190 - - - Predecessor Financial Information - - - - - - - - - - - - Purchase Price Accounting Adjustments - - - - - - - - (4,766,190) - - - Adjusted Impairment of Goodwill - - - - - - - - - - - - Adjusted Total Operating Expenses 627,639 640,038 646,940 701,048 679,508 2,185,186 3,041,474 3,083,135 3,000,592 2,485,203 2,613,410 2,615,665 Less Adjusted: Depreciation and Amortization 68,400 67,062 65,403 67,015 66,117 244,425 274,629 293,976 292,501 309,450 273,691 267,880 Share - based Payment Expense 13,037 10,735 13,983 15,614 14,951 169,044 505,964 165,099 124,619 78,782 63,309 53,369 Restructuring, Impairments and Related Costs - - - - - - 10,917 - 10,434 32,807 63,800 - Impairment of Goodwill - - - - - - - - - - - - Adjusted Cash Operating Expenses 546,202 562,241 567,554 618,419 598,440 1,771,717 2,249,964 2,624,060 2,573,038 2,064,164 2,212,610 2,294,416 Adjusted Income (Loss) from Operations 99,922 107,297 117,902 84,648 127,094 (1,384,675) (1,470,822) (1,024,527) (563,852) 41,500 225,488 409,769 Add back Adjusted: Depreciation and Amortization 68,400 67,062 65,403 67,015 66,117 244,425 274,629 293,976 292,501 309,450 273,691 267,880 Share - based Payment Expense 13,037 10,735 13,983 15,614 14,951 169,044 505,964 165,099 124,619 78,782 63,309 53,369 Restructuring, Impairments and Related Costs - - - - - - 10,917 - 10,434 32,807 63,800 - Impairment of Goodwill - - - - - - - - - - - - Adjusted EBITDA 181,359 185,094 197,288 167,277 208,162 (971,206) (679,312) (565,452) (136,298) 462,539 626,288 731,018

Reconciliation for SiriusXM ARPU is derived from total earned subscriber revenue, net advertising revenue and other subscription - related revenue, net of purchase price accounting adjustments, divided by the number of months in the period, divided by the daily weighted average number of subscribers for the period . Other subscription - related revenue includes the U . S . Music Royalty Fee . Purchase price accounting adjustments include the recognition of deferred subscriber revenues not recognized in purchase price accounting associated with the Merger . ARPU is calculated as follows (in thousands, except for subscriber and per subscriber amounts ) : Unaudited For the Three Months Ended March 31, 2012 2011 Subscriber revenue (GAAP) $700,242 $622,437 Net advertising revenue (GAAP) 18,670 16,558 Other subscription - related revenue (GAAP) 57,721 58,531 Purchase price accounting adjustments 67 1,909 $776,700 $699,435 Daily weighted average number of subscribers 21,990,863 20,233,144 ARPU $11.77 $11.52

Reconciliation for SiriusXM For the Years Ended December 31, 2011 2010 2009 Cash Flow information Net cash provided by operating activities $543,630 $512,895 $433,830 Net cash used in investing activities (127,888) (302,414) (248,511) Net cash used in financing activities (228,443) (7,279) (182,276) Free Cash Flow Net cash provided by operating activities $543,630 $512,895 $433,830 Additions to property and equipment (137,429) (311,868) (248,511) Restricted and other investment activity 9,541 9,454 0 Free cash flow $415,742 $210,481 $185,319